Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Schedule of Contractual Commitment

As of December 31, 2024 and 2025, the Group had a contractual commitment of RMB20.50 million and RMB 20.50 million, respectively under a building construction agreement with a total contractual amount of RMB39.3 million.

	2024	2025	2025
	RMB million	RMB million	US$ million
Within 1 year	5.0	5.0	0.7
1 - 3 years	15.5	15.5	2.2
	20.5	20.5	2.9